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                                                                EXHIBIT 24


                               POWER OF ATTORNEY

        Each of the undersigned hereby constitutes and appoints William P. Foley II, Andrew F. Puzder and M'Liss Jones Kane, and each of them, with full power of substitution, his/her true and lawful attorney-in-fact with full power to sign on his/her behalf a Schedule 13D under the Securities Exchange Act of 1934, and any and all amendments thereto, and to file the same with the Securities and Exchange Commission, and to execute any and all other instruments and take any and all other actions on his/her behalf as such attorney-in-fact deems necessary or advisable in connection therewith, and hereby ratifies and confirms all that such attorney-in-fact may lawfully do or cause to be done by virtue hereof.

        EXECUTED as of the date set forth below.

Date: November 25, 1996                 /s/ WILLIAM P. FOLEY II
                                        --------------------------------
                                        William P. Foley II

Date: November 25, 1996                 /s/ CARL LEO KARCHER
                                        --------------------------------
                                        Carl Leo Karcher

Date: November 25, 1996                 /s/ STEPHEN MAHOOD
                                        --------------------------------
                                        Stephen Mahood

Date: November 25, 1996                 /s/ WILLIAM A. IMPARATO
                                        --------------------------------
                                        William A. Imparato

Date: November 25, 1996                 /s/ FRANK P. WILLEY
                                        --------------------------------
                                        Frank P. Willey

Date: November 25, 1996                 /s/ C. THOMAS THOMPSON
                                        --------------------------------
                                        C. Thomas Thompson

Date: November 25, 1996                 /s/ ANDREW F. PUZDER
                                        --------------------------------
                                        Andrew F. Puzder

Date: November 25, 1996                 /s/ ROBERT A. WILSON
                                        --------------------------------
                                        Robert A. Wilson

Date: November 25, 1996                 /s/ CARL A. STRUNK
                                        --------------------------------
                                        Carl A. Strunk